UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                           CURRENT REPORT Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) September 10, 2004

                       INTERSTATE BAKERIES CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


        1-11165                                          43-1470322
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(Commission File Number)                       (IRS Employer Identification No.)


   12 East Armour Boulevard
     Kansas City, Missouri                                   64111
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(Address of Principal Executive Offices)                   (Zip Code)


                                (815) 502-4000
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             (Registrant's Telephone Number, Including Area Code)


                                     N/A
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        (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 10, 2004, Interstate Bakeries Corporation (the "Company") entered into the Sixth Amendment, dated as of September 7, 2004, to the Amended and Restated Credit Agreement (the "Sixth Amendment"), among the Company, Interstate Brands Corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), The Bank of Nova Scotia, BNP Paribas, Cooperatieve Central Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, and SunTrust Bank, each as a co-documentation agent (the "Co-Documentation Agents"), Bank of America, N.A., as syndication agent (the "Syndication Agent") and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent"). A copy of the Sixth Amendment is hereby incorporated by reference and attached hereto as Exhibit 10.1.

         The Company, as Guarantor, the Borrower, the Lenders, the Co-Documentation Agents, the Syndication Agent and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of April 25, 2002, as previously amended on April 1, 2003, May 7, 2004, May 27, 2004, June 17, 2004 and August 12, 2004. There are no material relationships between the Company and the non-affiliated parties to the Sixth Amendment other than under the Credit Agreement.

         The terms of the Sixth Amendment provide that, prior to September 13, 2004, the aggregate amount of loans outstanding, including outstanding letters of credit, may not exceed $235 million. In addition, from September 13, 2004 through and until the date that the Borrower delivers a weekly cash flow forecast covering the period from September 6, 2004 through and including September 30, 2004, the aggregate amount of loans outstanding, including outstanding letters of credit, may not exceed $245 million. From the later of September 20, 2004 or the date that the Borrower delivers to the Administrative Agent preliminary financial statements for the fiscal quarter ended August 22, 2004 that demonstrate its compliance with the financial covenants under the Credit Agreement, the aggregate amount of loans outstanding, including outstanding letters of credit, may not exceed $255 million. Under the terms of the Sixth Amendment, continued borrowings by the Borrower from and after September 26, 2004 will require approval by members of the bank group holding more than two-thirds of the aggregate loans and commitments outstanding. In addition, the terms of the Sixth Amendment permanently increase the interest rate payable on loans made to the Borrower under the Credit Agreement by 0.50 percent, with interest to be paid monthly. The terms of the Sixth Amendment also provide that the Borrower's failure to deliver unqualified audited financial statements with 120 days after the fiscal year ended May 29, 2004 will constitute an Event of Default (as such term is defined in the Credit Agreement). Finally, under the terms of the Sixth Amendment, the Lenders are entitled (to the extent permitted by applicable law) to set-off any and all deposits, other credits, indebtedness or claims that is owed by the Company or the Borrower to each such Lender against any of the Borrower's obligations upon and during the occurrence of an Event of Default (as such term is defined in the Credit Agreement).

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

10.1 Sixth Amendment, dated as of September 7, 2004, to the Amended and Restated Credit Agreement, dated April 25, 2002, among Interstate Bakeries Corporation, as a Guarantor, Interstate Brands Corporation and Interstate Brands West Corporation, each as a Borrower, the several Lenders from time to time parties thereto, The Bank of Nova Scotia, BNP Paribas, Cooperatieve Central Raiffeisen-Boerenleenbank B.A.,
                  "Rabobank International", New York Branch, and SunTrust
                  Bank, each as a co-documentation agent, Bank of America, N.A., as syndication agent and JPMorgan Chase Bank, as administrative agent.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2004                        INTERSTATE BAKERIES
                                                CORPORATION


                                               By:  /s/ James R. Elsesser
                                                    --------------------------
                                                    James R. Elsesser
                                                    Chief Executive Officer

                                EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    10.1 Sixth Amendment, dated as of September 7, 2004, to the Amended and Restated Credit Agreement, dated April 25, 2002, among Interstate Bakeries Corporation, as a Guarantor, Interstate Brands Corporation and Interstate Brands West Corporation, each as a Borrower, the several Lenders from time to time parties thereto, The Bank of Nova Scotia, BNP Paribas, Cooperatieve Central Raiffeisen-Boerenleenbank B.A.,
                  "Rabobank International", New York Branch, and SunTrust
                  Bank, each as a co-documentation agent, Bank of America, N.A., as syndication agent and JPMorgan Chase Bank, as administrative agent.